AFL-CIO Housing Investment Trust:
Current Investment Strategy
October 2013

Executive Summary

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income fund specializing in high credit quality multifamily securities, with a long track record of successful investment performance, creating union construction jobs, and financing affordable housing.

Following a period of dramatic increases in interest rates, the HIT’s current investment strategy seeks to take advantage of higher rates and wider spreads between U.S. Treasuries and the multifamily securities in which the HIT specializes.  The HIT will continue to invest and overweight multifamily mortgage-backed securities (MBS) that should enhance the value of the portfolio.  In addition, the HIT continues to have slightly less duration than its benchmark.  The HIT is pursuing strategies that can offer additional yield and less risk relative to the HIT’s benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), while also generating much-needed union construction jobs and affordable housing.

Members of the HIT’s senior staff are experts in real estate finance, including affordable housing finance and MBS markets, and have an extensive nationwide network of relationships through which to source and close investments. As a result, the HIT has constructed a large and diverse pipeline of investment opportunities that offer a variety of multifamily debt structures, each of which benefits the HIT portfolio – including Federal Housing Administration (FHA) financing, Fannie Mae MBS, state and local housing finance agency notes and bonds, and, in some cases, prudently underwritten direct construction loans. The HIT intends to selectively acquire more of these multifamily assets, primarily construction-related securities. These multifamily investments are extremely attractive and are expected to generate competitive returns as well as collateral benefits.

As a fund with capital and patience, the HIT expects to be able to take advantage of a market where continuing demand for multifamily housing and reduced competition from Wall Street should create a new cycle of investment opportunities ahead. With these investment opportunities, together with the existing portfolio, the HIT is well positioned to offer relative value to participants going forward, with higher yield, higher credit quality, and similar interest rate risk compared to the benchmark, as well as desirable diversification benefits.

The HIT is one of the few fixed-income funds that can offer these investment benefits while also generating important union construction jobs and affordable housing for working families.

HIT’s Current Investment Strategy: Capitalizing on Market Opportunities

The HIT continues to actively manage its portfolio to optimize performance and look for opportunities for new multifamily investments with higher yields and higher credit quality than the Barclays Aggregate. The current environment presents opportunities for the HIT to use its core competencies to take advantage of higher yields and spreads by investing selectively in multifamily MBS. These opportunities, in conjunction with the existing portfolio, should benefit investors going forward – providing competitive returns and critical collateral benefits.

Managing Interest Rate Risk

The HIT has positioned the portfolio to have less duration than the Barclays Aggregate in the historically low rate environment of the past several years to be defensive against rising rates.  In fact, the HIT began 2013 with the portfolio duration at the lower limit allowed by current policies, 0.5 years shorter than the benchmark, and its duration relative to the benchmark this year has generally ranged from  0.25 to 0.5 years shorter.

The HIT has reduced its sensitivity to changes in rates by substituting some shorter duration securities for longer duration securities while generally maintaining its duration within its targeted range.  Over time, the HIT has gradually reduced its multifamily portfolio weighting to long maturity multifamily investments from 66% on June 30, 2010, to 56% on September 30, 2013. The HIT has been able to continue investing in job-creating multifamily investments while minimizing duration and rate exposure by investing a significant portion of multifamily commitments in shorter duration construction notes. For example, in the past 12 months, the HIT has committed to $382 million of construction investments, of which $224 million (58.6%) were short duration notes. In addition, the HIT has over-weighted higher coupon securities and short duration single family MBS (including adjustable rate mortgages and floaters) that are less sensitive to rates than longer duration securities.  Given the increase in yields this year, the HIT may increase its weighting in multifamily MBS as they look more attractive.

Sourcing and Structuring Multifamily Investments with Customized Structures

The HIT has the internal staff capacity to directly source multifamily mortgage investments that can contribute to its performance. These investment professionals work nationwide with their network of developers and sponsors, housing finance agencies, mortgage bankers, government entities, and others to identify potential HIT investments and offer technical expertise that helps assure the feasibility of complex transactions. As interest rates continue to rise, projects are seeking additional capital to close growing financing gaps. The HIT’s professionals work with developers to identify additional sources of capital such as grants and tax credits that enable transactions to go forward. Staff uses its expertise in trading, customizing structures, and negotiating terms for construction-related multifamily investments to maximize their value for the portfolio.

With a large, diverse pipeline of construction projects to finance and with yields at three-year highs and spreads over comparable Treasuries at four-year highs, government/agency multifamily MBS are attractive investments. The HIT will continue to be active in structuring financing for multifamily and healthcare projects using Fannie Mae MBS, state and local housing finance agency notes and bonds, and a small amount of prudently underwritten direct construction loans, in addition to customizing Federal Housing Administration (FHA) financing.  For example, the HIT is working on several transactions that use “split rate” FHA structures that help developers obtain the financing rate they need by providing a different rate during the construction period, while allowing the HIT to capture its yield target. In one recent case, the HIT structured the financing transaction for a Chicago project with a higher construction loan rate that permitted a lower rate for the developer’s permanent financing, while still providing the HIT with its overall target return.

The HIT expects to be able to take advantage of opportunities ahead in the market, where continuing demand for multifamily housing and reduced competition from Wall Street should create a new cycle of investment opportunities ahead.

The HIT Is Different from Other Fixed-Income Investments

The HIT currently has $4.6 billion in net assets and remains committed to its 30-plus year mission of putting union capital to work in secure investments that not only produce competitive returns – its primary objective – but also generate collateral benefits of creating union jobs, building affordable housing, and improving the lives of working people and their communities. Since its inception, the HIT has created over 72,000 union construction jobs and nearly 110,000 housing units by executing a consistent strategy of investing in high credit quality multifamily mortgage securities. With its specialization in these multifamily securities, the HIT has outperformed its benchmark, the Barclays Aggregate on a gross basis in each calendar year for the past 20 years. For additional information on performance, please see page 7.

Under its Construction Jobs Initiative, launched in 2009 in response to the unemployment crisis, the HIT and its subsidiary, Building America CDE, have generated some 17,700 union construction jobs at 62 projects in 12 states and 30 cities across the U.S. and an estimated 12,800 additional jobs in the communities for a total of 30,500 jobs. The HIT’s goal is to reach 25,000 union construction jobs by year-end 2015.

The ability to source these types of construction-related investments is unique to the HIT. The HIT invests in government/agency multifamily MBS, not represented in the Barclays Aggregate, in place of corporate debt and most Treasury securities in the benchmark. The HIT targets 60% to 70% of its portfolio to be invested in these multifamily securities. They have call/prepayment protection and respond to changes in interest rates in a manner generally similar to non-callable debt securities rather than single family MBS, which can be prepaid without penalty. These multifamily MBS also typically have higher yields than similar credit quality and duration investments, providing the HIT with an ongoing yield advantage, higher income, and extremely low credit risk. Yields and spreads are particularly attractive in today’s marketplace.

Because the HIT is managed to have similar interest rate risk to the Barclays Aggregate, the HIT has tracked the benchmark’s performance closely, despite its very different composition. While the HIT’s returns are highly correlated with its benchmark, it can provide diversification benefits from those of other fixed-income investments because it focuses on high credit quality multifamily MBS.

Diversification Benefits*
(Five Years Ending September 30, 2013)
	HIT (net)	Barclays Aggregate	Bloomberg REIT Index	S&P 500 Index
HIT (net)	-	0.98	0.16	-0.21
Barclays Aggregate	0.98	-	0.26	-0.15
Bloomberg REIT Index	0.16	0.26	-	0.78
S&P 500 Index	-0.21	-0.15	0.78	-
*Correlations of year-over-year changes in value of indices
Source: HIT, Bloomberg L.P., Haver Analytics

The HIT Can Be an Attractive Investment in the Current Rate Environment

The HIT can be an attractive investment in the current higher rate/wide spread environment. The HIT’s yield rose to 2.91% as of September 30, 2013, up from 2.18% as of April 30, as the 10-year Treasury rose from a low of 1.63% at the beginning of May to 2.75% at the end of August before falling to 2.62% at the end of September. Multifamily MBS rates increased more than Treasury and other rates.

Rates on Treasuries began rising sharply in the spring as a result of comments by Federal Reserve Chairman Ben Bernanke about plans to reduce the Federal Reserve’s bond purchase program known as Quantitative Easing. This program has pushed capital out of the Treasury and agency single family MBS markets, where the Fed’s purchases kept interest rates low, and into investments with higher yields such as corporate bonds and government/agency multifamily MBS. The anticipation of the Fed reducing these purchases sooner than expected moved capital to the sidelines, and the reduced demand resulted in higher rates and wider spreads for fixed-income securities.

Multifamily MBS rates increased more than Treasury and other rates as the demand dynamics changed in the multifamily sector, significantly widening spreads to Treasuries. Quantitative Easing and higher capital requirements following banking reform had created strong demand for government-insured fixed-income securities, including Ginnie Mae/ FHA multifamily MBS. The increased demand caused spreads to tighten over a few years, but after rates began rising rapidly this spring, investors realized the securities, which have 30- to 40-year final maturities, were likely to prepay much more slowly and have much longer duration than anticipated. Wall Street desks that once competed for market share were stuck holding large amounts of low coupon FHA multifamily loans. The resulting oversupply and reduced demand caused spreads to widen.

Year-to-date through September spreads widened by 126 and 86 basis points for Ginnie Mae multifamily construction/permanent and permanent loan certificates, respectively, and by 27 basis points for the benchmark Fannie Mae 10/9.5 multifamily DUS security structure. While these wider spreads and higher rates negatively impacted valuations, high credit quality multifamily loan performance remains strong, and these investments now offer higher yields and spreads than they have in recent years. These changing market dynamics present an opportunity for the HIT to invest in higher coupon securities going forward, improving portfolio fundamentals.

Approach to Multifamily Investing Is Built on the HIT’s Market Experience

The HIT has been investing in FHA multifamily investments for 30 years, and its portfolio managers have long recognized that Wall Street was acting on unrealistic assumptions about the prepay speeds of low coupon investments. Understanding these market conditions, the HIT executed a strategy of diversifying its multifamily product base and limiting its exposure to low coupon FHA mortgage investments. Specifically, the HIT increased its multifamily allocation in Fannie Mae DUS securities, state/local housing agency investments, as well as short duration construction loan notes and direct construction loans. These investments are less dependent on prepayment assumptions to support their valuations.

The HIT carefully targeted its multifamily investments toward Fannie Mae multifamily DUS securities, which now comprise double the amount allocated to long maturity FHA securities (22.3% DUS vs. 12.0% FHA as of September 30, 2013). In addition, the HIT’s work with state/local housing finance agencies to structure investments that meet the needs of its portfolio as well as those of the housing agency has led to an increase in the percentage of housing agency securities in the portfolio from less than 2% five years ago to 8.5% currently.

The HIT’s portfolio has also targeted premium securities, which have less exposure to rising rates; coupons on the securities in the portfolio are significantly higher than new issue par multifamily MBS.

Coupons on HIT’s Holdings of Multifamily MBS vs. Broker Quotes for New Issues

As of September 30, 2013

	HIT Portfolio	Broker Quotes for New Issue Par MBS
Fannie Mae DUS*	4.84%	3.49%
Ginnie Mae Multifamily Permanent Certificates	4.32%	3.79%
*Broker quotes are for the 10/9.5 structure
Source: HIT and Securities Dealers

Positive Outlook for the HIT

While the current market is a challenge to fixed-income investors, the HIT has positioned itself well and offers investors a prudent investment option while creating valuable union construction jobs. The HIT’s specialization in multifamily investments should continue to offer relative value by providing more yield than its benchmark, a significant degree of credit protection, and diversification benefits. The HIT’s high credit quality portfolio minimizes the risk of principal losses, so loss in value due to rising rates and widening spreads should be recovered as the HIT generates higher income going forward. The portfolio’s yield increased by 73 basis points to 2.91% between April 30 and September 30, 2013, and its yield advantage to the benchmark was 63 basis points at September 30.

There is good reason to believe that another cycle of opportunities for the HIT is ahead in the market. Wall Street participation in FHA construction investments is likely to remain low for at least several quarters due to dealers’ long positions in low coupon investments. Yet multifamily rental demand continues to be strong due to demographics, and older properties, especially in urban areas, will continue to need renovation. Both of these factors should provide opportunities for HIT financing. The HIT has constructed a large and diverse pipeline of potential investments that offer a variety of multifamily debt structures.  Further, low current and expected inflation, tepid economic growth, and uncertain monetary and fiscal policy make fixed income an important asset class for diversified portfolios. An investor like the HIT that has capital, patience and expertise in the multifamily securities market should have opportunities to earn higher returns due to lack of competition from Wall Street and tighter financial conditions for borrowers. Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

For the 1-, 3-, 5-, and 10-year periods ended September 30, 2013, the HIT’s net returns were -2.36%, 2.65%, 5.10%, and 4.55%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2013, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.  The calculations of the HIT’s yield herein are yield to worst and not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com